Farmers New World Life Insurance Company
Legal Department
3003 77th Avenue S.E.
Mercer Island, Washington 98040

Adam G. Morris
Corporate Counsel
Direct: 206/275-8193
Main: 206/275-8140
Fax: 206/275-8144

March 10, 2009 VIA EDGAR Securities and Exchange Commission 100 F Street, N.E. Washington, D.C. 20549 Re: Farmers Variable Life Separate Account A

Commissioners:
Farmers New World Life Insurance Company, on behalf of Farmers Variable Life Separate Account A
(the "Registrant"), a unit investment trust registered under the Investment Company Act of 1940 (the
Act ), mailed to its contract owners the annual reports, for the period ended December 31, 2008, for each of the following underlying funds in which Registrant invests:

Calvert Variable Series, Inc. (File No. 811-03591).
Dreyfus Socially Responsible Growth Fund, Inc. (File No. 811-07044).
Dreyfus Variable Investment Fund (File No. 811-05125).
DWS Investments VIT Funds (File No. 811-07507).
DWS Variable Series I (File No. 811-04257).
DWS Variable Series II (File No. 811-05002).
Fidelity Variable Insurance Products Fund (File No. 811-03329).
Fidelity Variable Insurance Products Fund II (File No. 811-05511).
Fidelity Variable Insurance Products III (File No. 811-07205).
Fidelity Variable Insurance Products IV (File No. 811-03759).
Franklin Templeton Variable Insurance Products Trust (File No. 811-05583).
Goldman Sachs Variable Insurance Trust (File No. 811-08361).
Janus Aspen Series (File No. 811-07736).
PIMCO Variable Insurance Trust (File No. 811-08399).
Principal Variable Contracts Fund, Inc. (File No. 811-01944).

We are also filing the cover letters that accompanied the annual reports to contract holders.

This filing constitutes the filing of reports as required by Rule 30b2-1 under the Act. Some of the funds listed above may not be available under every policy or contract offered by the Registrant. We understand that the funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned.

Sincerely yours, /s/ Adam G. Morris Adam G. Morris Corporate Counsel